                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

We, the undersigned Trustees of

Eaton Vance Advisers Senior Floating-Rate Fund
Eaton Vance California Municipal Income Trust
Eaton Vance Credit Opportunities Fund
Eaton Vance Florida Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund
Eaton Vance Growth Trust
Eaton Vance Institutional Senior Floating-Rate Fund
Eaton Vance Investment Trust
Eaton Vance Insured California Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund II
Eaton Vance Insured Florida Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund
Eaton Vance Insured Michigan Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured New Jersey Bond Fund
Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Municipal Income Trust
Eaton Vance Municipals Trust
Eaton Vance Municipals Trust II
Eaton Vance Mutual Funds Trust
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Prime Rate Reserves
Eaton Vance Senior Income Trust
Eaton Vance Series Trust
Eaton Vance Series Trust II
EV Classic Senior Floating-Rate Fund
Eaton Vance Special Investment Trust
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Tax-Managed International Diversified Equity Income Fund Eaton Vance Variable Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund

each a Massachusetts business trust (the "Trusts"), (do hereby severally constitute and appoint Barbra E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

              Signature                  Title         Date
-------------------------------------   -------   --------------


/s/ Benjamin C. Esty                    Trustee   April 23, 2007
-------------------------------------
Benjamin C. Esty


/s/ Thomas E. Faust Jr.                 Trustee   April 23, 2007
-------------------------------------
Thomas E. Faust Jr.


/s/ Allen R. Freedman                   Trustee   April 23, 2007
-------------------------------------
Allen R. Freedman


/s/ James B. Hawkes                     Trustee   April 23, 2007
-------------------------------------
James B. Hawkes



/s/ Samuel L. Hayes, III                Trustee   April 23, 2007
-------------------------------------
Samuel L. Hayes, III


/s/ William H. Park                     Trustee   April 23, 2007
-------------------------------------
William H. Park


/s/ Ronald A. Pearlman                  Trustee   April 23, 2007
-------------------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                    Trustee   April 23, 2007
-------------------------------------
Norton H. Reamer


/s/ Heidi L. Steiger                    Trustee   April 23, 2007
-------------------------------------
Heidi L. Steiger


/s/ Lynn A. Stout                       Trustee   April 23, 2007
-------------------------------------
Lynn A. Stout


/s/ Ralph F. Verni                      Trustee   April 23, 2007
-------------------------------------
Ralph F. Verni

                                POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Global Enhanced Equity Income Fund
Eaton Vance Series Trust
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Tax-Managed International Diversified Equity Income Fund Eaton Vance Risk-Managed Diversified Equity Income Fund

each a Massachusetts business trust (the "Trusts"), (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

              Signature                   Title          Date
-------------------------------------   ---------   --------------


/s/ Duncan W. Richardson                President   April 23, 2007
-------------------------------------
Duncan W. Richardson

                                POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance California Municipal Income Trust
Eaton Vance Credit Opportunities Fund
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Trust
Eaton Vance Florida Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund
Eaton Vance Growth Trust
Eaton Vance Insured California Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund II
Eaton Vance Insured Florida Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund
Eaton Vance Insured Michigan Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured New Jersey Bond Fund
Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund
Eaton Vance Investment Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Municipal Income Trust
Eaton Vance Municipals Trust
Eaton Vance Municipals Trust II
Eaton Vance Mutual Funds Trust
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Series Trust II
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Special Investment Trust
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Tax-Managed International Diversified Equity Income Fund Eaton Vance Variable Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund

each a Massachusetts business trust (the "Trusts"), (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr., Maureen A. Gemma and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

              Signature                          Title                 Date
-------------------------------------   -----------------------   --------------


/s/ Barbara E. Campbell                 Treasurer and Principal   April 23, 2007
-------------------------------------   Financial and
Barbara E. Campbell                     Accounting Officer